UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                             reported) July 27, 2006

                           Build-A-Bear Workshop, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                  001-32320                     43-1883836
--------------------       -------------------        -------------------------
  (State or Other              (Commission                  (IRS Employer
  Jurisdiction of              File Number)              Identification No.)
   Incorporation)


        1954 Innerbelt Business Center Drive                        63114
                St. Louis, Missouri                           ------------------
----------------------------------------------------              (Zip Code)
      (Address of Principal Executive Offices)

                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Build-A-Bear Workshop, Inc. Reports Q1 F2005 Earnings 04.28.05       Page 2 of 4


Item 2.02.     Results of Operations and Financial Condition.
-------------------------------------------------------------

     On July 27, 2006, Build-A-Bear Workshop, Inc. (the "Company") issued a press release announcing, among other things, total revenue, net income, net retail sales, gross margin and diluted earnings per share for the second quarter of fiscal 2006. The press release also included expected earnings per diluted share for the full year of fiscal 2006. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

     This information furnished in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, this report (including Exhibit 99.1) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of this Item 2.02.

Item 9.01     Financial Statements and Exhibits.
------------------------------------------------

(d)  Exhibits

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated July 27, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BUILD-A-BEAR WORKSHOP, INC.



Date: July 27, 2006                By:   /s/ Tina Klocke
                                         --------------------------------
                                         Name: Tina Klocke
                                         Title: Chief Financial Bear, Secretary
                                         and Treasurer

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------
99.1              Press Release dated July 27, 2006